UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[ X ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[    ]       Preliminary Proxy Statement
[    ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[    ]       Definitive Additional Materials
[    ]       Soliciting Material Pursuant to Section 240.14a -12

CANYON COPPER CORP.
(Name of Registrant as Specified in its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
NOVEMBER 5, 2012

To Our Stockholders:

Notice is hereby given that the 2012 Annual Meeting (the “Annual Meeting”) of the stockholders of Canyon Copper Corp., a Nevada corporation (the “Company”), will be held at the Company’s corporate office at Suite 408, 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1 on November 5, 2012, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.	To elect three members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify Saturna Group Chartered Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

3.

To consider, and, if deemed advisable, approve a resolution to re-approve the Company’s Amended and Restated 2009 Stock Option Plan, previously approved by the directors of the Company, as described in the Proxy Statement accompanying the Notice of Annual Meeting.

4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 5, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
CANYON COPPER CORP.

/s/ Benjamin Ainsworth
_____________________________________
Benjamin Ainsworth,
President and Director
Vancouver, British Columbia
October 9, 2012

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE CANYON COPPER CORP. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

ii

CANYON COPPER CORP.
Suite 408, 1199 West Pender Street
Vancouver, British Columbia, Canada V6E 2R1

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Canyon Copper Corp. (“we”, “us”, “our” and the “Company”) for use at the 2012 annual meeting of the stockholders of the Company (the “Annual Meeting”) to be held on November 5, 2012 at 10:00 a.m. (Pacific Time) at the Company’s corporate office at Suite 408, 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1 and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting and the enclosed Form of Proxy are expected to be mailed to our stockholders on or about October 10, 2012.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of the Stockholders to Be Held on November 5, 2012. This Proxy Statement and the Annual Report to the stockholders is available at www.canyoncc.com

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on October 5, 2012, and are entitled to vote at this Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Benjamin Ainsworth, President, Secretary and a Director of the Company, and Kurt Bordian, Chief Financial Officer and Treasurer, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Company’s Board of Directors is soliciting your proxy to vote at the Annual Meeting.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of the Company of record at the close of business on October 5, 2012 (the “Record Date”), will be entitled to vote at the Annual Meeting. Stockholders entitled to vote may do so by voting those shares at the Annual Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect three members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of Saturna Group Chartered Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

3.	To ratify, confirm and approve the Company’s Amended and Restated 2009 Stock Option Plan.

We will also consider any other business that properly comes before the Annual Meeting.

How do I vote?

You have several voting options. You may vote by:

-	Signing your proxy card and mailing it to the Company’s office at the address on the proxy card;
-	Signing and faxing your proxy card to the Company’s office for proxy voting at the number provided on the proxy card; and
-	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Canyon Copper Corp.
Attention: Benjamin Ainsworth, President and Secretary
Suite 408, 1199 West Pender Street
Vancouver, British Columbia, Canada V6E 2R1

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company below at any time before the taking of the vote at the Annual Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company below at any time before taking of the vote at the Annual Meeting; or

(c)	attending the Annual Meeting in person and:

(i) giving affirmative notice at the Annual Meeting of your intent to revoke their proxy; and
(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the Company as follows:

Canyon Copper Corp.
Attention: Benjamin Ainsworth, President and Secretary
Suite 408, 1199 West Pender Street
Vancouver, British Columbia, Canada V6E 2R1
Fax No. (604) 684-9365

Attendance at the Annual Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of an intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of our stockholders, a quorum equal to one percent (1%) of the shares of the Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Annual Meeting or represented at the Annual Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Annual Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. We will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Annual Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Annual Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. As of the Record Date, there were 68,696,934 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required to approve the proposals for the Annual Meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

When are the stockholder proposals due for the 2013 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2013 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is June 12, 2013; provided, however, that in the event the Company hold its 2013 annual meeting more than 30 days before or after the one year anniversary date of the 2012 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to:

Canyon Copper Corp.
Attention: Benjamin Ainsworth, President and Secretary.
Suite 408, 1199 West Pender Street
Vancouver, British Columbia, Canada V6E 2R1

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

Our Board of Directors currently consists of four directors: Anthony R. Harvey, Benjamin Ainsworth, Bryan Wilson and James Yates. At the Annual Meeting, stockholders will elect three directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the three nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Nominees

The Board of Directors intends to nominate the three persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position	Director Since

Benjamin Ainsworth	71	Director, President and Secretary	2006

Bryan Wilson	62	Director	2006

James E. Yates	70	Director	2009

There is no family relationship between our directors and there are no legal proceedings to which any of our directors are a party adverse to us or in which any of our directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each of our directors for the past five years:

Benjamin Ainsworth (Director, President and Secretary): On May 30, 2006, Mr. Benjamin Ainsworth was appointed as our Secretary and a member of our Board of Directors. Since November 7, 2007, Mr. Ainsworth has served as our President.

Mr. Ainsworth is a senior geologist and mining consultant who has been involved in the mining industry for over thirty-five years. Mr. Ainsworth joined Placer Development in 1965 and held positions of Senior Geologist, Chief Geochemist, Exploration Manager – Eastern Canada, Exploration Manager – Chile, and President – Placer Chile, South America. Throughout the 1970’s, Mr. Ainsworth was involved in the design, budgeting and implementation of exploration programs that included large and small drill programs, geophysical surveys, geological mapping, geochemical surveys, and a full range of project evaluation studies.

Mr. Ainsworth is the principal, senior geologist and mining consultant of Ainsworth Jenkins Holdings Inc. The consulting firm has been responsible for concept, design and implementation of a number of exploration projects. Mr. Ainsworth is a director of several public companies including Black Panther Mining Corp. (BPC.TSX.V), ESO Uranium Corp. (ESO-TSX.V), Columbia Yukon Explorations Inc. (CYU-TSX.V), Sultan Minerals Inc. (SUL-TSX.V) and Dajin Resources Ltd. (DJI-TSX.V).

Mr. Ainsworth’s significant geological and mining experience will enable him to be a valuable contributor in advancing the exploration programs of the Company’s mineral properties.

Bryan Wilson (Director): Bryan Wilson has served as a member of our Board of Directors since March 6, 2006. Mr. Wilson also served as our President and Treasurer from May 30, 2006 to November 7, 2007.

Mr. Wilson obtained a Bachelor of Science from the University of Waterloo in 1975. He has worked in the fields of mining exploration and development for 18 years and financial services for 12 years. He has filled various roles such as a Mining Analyst for C.M. Oliver and Dominick & Dominick Securities Inc. and as a Corporate Finance Specialist for Thames Capital. Since September 2008, Mr. Wilson has been employed by Centerra Gold (CG – TSX), a company engaged in the acquisition, development and production of gold properties in Central Asia, the former Soviet Union and emerging markets. Mr. Wilson is currently a director of Doubleview Capital Corp. (DBV – TSXV), a company engaged in the exploration of mineral properties in British Columbia. Mr. Wilson previously served as President and CEO of Gee-Ten Ventures Inc. (GTV – TSX.V), a company engaged in the exploration and development of mineral projects, from February 2008 to September 2008 and as a director of Gee-Ten Ventures Inc. from February 2008 to February 2010.

In addition to the companies above, Mr. Wilson also acted as President, CEO and director of St. Genevieve Resources Ltd. (SGVL-CNSX, STGIF-OTCBB), a mining exploration and development company, from January 2003 to March 2008.

Mr. Wilson’s financial and public company experience will enable him to be a valuable contributor in financial and operational matters of the Company.

James E. Yates (Director): Mr. Yates joined our Board of Directors on April 15, 2009. Mr. Yates has over twenty years’ experience in the mineral exploration industry and has served as a director and officer of several public mining companies. From 1982 to 1988 he was the Founder, President and Director of Hycroft Resources, which successfully brought the Crofoot Mine into production. Mr. Yates has overseen the corporate management and financing of a number of projects in North America including American Bullion Minerals, Zappa Resources, and Jersey Goldfields, having raised in excess of $20 million for mineral exploration development. Mr. Yates is currently a director of ESO Uranium Corp. (ESO – TSX.V), a mineral exploration company focused on uranium exploration, and Nevada Geothermal Power Inc. (NGP – TSX.V), a company engaged in producing geothermal electrical power from geothermal resources in the United States.

Mr. Yates ability to finance and develop mining projects will provide the Company with financial and development guidance in implementing its exploration programs on its mineral properties.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Saturna Group Chartered Accountants LLP (“Saturna”) audited our financial statements for the year ended June 30, 2012, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as our independent registered public accounting firm for fiscal year ending June 30, 2013. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Annual Meeting. If the stockholders do not ratify the appointment of Saturna, the Audit Committee may reconsider, but will not necessarily change, its selection of Saturna to serve as our independent registered public accounting firm.

A representative of Saturna is not expected to be present at the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Dismissal of Independent Registered Public Accounting Firm

On August 24, 2010, we dismissed Manning Elliott LLP (the “Former Auditor”), as our independent public accountants. Our Board of Directors and Audit Committee approved the dismissal of the Former Auditor.

The Former Auditor’s reports on our financial statements for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of our ability to continue as a going concern.

There have been no disagreements during the fiscal years ended June 30, 2009 and 2008 and the subsequent interim period up to and including the date of dismissal between us and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference to the subject matter of the disagreement in connection with the Former Auditor’s report for the financial statements for the past year and any subsequent interim period up to and including to the date of the Former Auditor’s dismissal.

Appointment of Independent Registered Public Accounting Firm

On August 24, 2010, we appointed Saturna as our new independent registered public accounting firm. Our Board of Directors and Audit Committee approved the engagement of Saturna.

We did not consult with Saturna during the fiscal years ended June 30, 2009 and 2008 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Exchange Act.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended June 30, 2012 and June 30, 2011 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended June 30, 2012	Year Ended June 30, 2011
Audit Fees	$23,034	$19,021
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$23,034	$19,021

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SATURNA GROUP CHARTERED ACCOUNTANTS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

PROPOSAL NUMBER THREE – APPROVAL OF AMENDED AND RESTATED 2009 STOCK OPTION PLAN

Approval of Amended and Restated 2009 Stock Option Plan

The Company received stockholder approval on December 6, 2011 of its “rolling” stock option plan (the “Amended and Restated 2009 Stock Option Plan”) whereby a maximum of 10% of the issued shares of common stock of the Company, from time to time, may be reserved for issuance pursuant to the exercise of options. The TSX Venture Exchange (the “Exchange”) requires listed companies that have “rolling” stock option plans in place to receive shareholder approval of such plans on a yearly basis at the Company’s annual general meeting. The shareholders of the Company will be asked at the Meeting to ratify and approve the Amended and Restated 2009 Stock Option Plan.

The Amended and Restated 2009 Stock Option Plan was established to provide incentive to directors, officers, employees, management company employees and consultants who provide services to the Company. The intention of management in proposing the Amended and Restated 2009 Stock Option Plan is to increase the proprietary interest of such persons in the Company and thereby aid the Company in attracting, retaining and encouraging the continued involvement of such persons with the Company

The Amended and Restated 2009 Stock Option Plan provides for a floating maximum limit of 10% of the outstanding shares of common stock, as permitted by the policies of the Exchange. As of the date of this Proxy Statement, the Company was eligible to grant up to 6,869,693 options under its Amended and Restated 2009 Stock Option Plan. There are presently 2,567,500 options outstanding and 4,302,193 are reserved and available under the Amended and Restated 2009 Stock Option Plan.

Terms of the Amended and Restated 2009 Stock Option Plan

The Amended and Restated 2009 Stock Option Plan will be administered by the Company’s Board of Directors, which will have full and final authority with respect to the granting of all options thereunder. Options may be granted under the Amended and Restated 2009 Stock Option Plan to such service providers of the Company and its affiliates, if any, as the Board of Directors may from time to time designate. The exercise price of option grants will be determined by the Board of Directors, but cannot be lower than the price permitted by the Exchange. The Amended and Restated 2009 Stock Option Plan provides that:

(a)	no more than 5% of the issued shares of common stock may be granted to any one individual, who is a director or officer of the Company, in any 12 month period;

(b)	no more than 2% of the issued shares of common stock may be granted to any one individual, who is a consultant of the Company, in any 12 month period; or

(c)	no more than an aggregate of 2% of the issued shares of common stock may be granted to employees engaging in investor relations services in any 12 month period.

Subject to earlier termination, all options granted under the Amended and Restated 2009 Stock Option Plan will expire not later than the date that is five years from the date that such options are granted. In the event that an optionee ceases to be a director, officer, employee or consultant, the option will terminate within ninety days. In the event of the death of an optionee, the options will only be exercisable within 12 months of such death. Options granted under the Amended and Restated 2009 Stock Option Plan are not transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Disinterested Shareholder Approval

Under the policies of the Exchange, if the grant of options under the proposed Amended and Restated 2009 Stock Option Plan to insiders of the Company, together with all of the Company’ outstanding stock options, could result at any time in:

(a)	the number of shares reserved for issuance pursuant to stock options granted to insiders of the Company exceeding 10% of the issued shares of common stock of the Company;

(b)	the grant to insiders of the Company, within a 12 month period, of a number of options exceeding 10% of the issued shares of common stock of the Company; or

(c)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued shares of common stock of the Company,

the Company must obtain disinterested shareholder approval. The policies of the Exchange and the terms of the Amended and Restated 2009 Stock Option Plan also provide that disinterested shareholder approval will be required for any agreement to decrease the exercise price of options previously granted to insiders of the Company. The term disinterested shareholder approval means approval by a majority of the votes cast at the Meeting other than votes attaching to shares of the Company beneficially owned by insiders of the Company to whom options may be granted under the Amended and Restated 2009 Stock Option Plan.

A copy of the Amended and Restated 2009 Stock Option Plan is attached as Appendix “A”.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED 2009 STOCK OPTION PLAN.

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the TSX Venture Exchange, which requires us to have a minimum of two independent directors. For the purpose of determining director independence, we have adopted the independence requirements of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”) as we are a reporting issuer in the provinces of British Columbia and Alberta. NI 52-110 recommends that the Board of Directors of a public company be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who has no direct or indirect material relationship with us. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. James E. Yates and Bryan Wilson are independent directors, as aside from shares held by them, they have no ongoing interest or relationship with us other than serving as a director. Anthony Harvey and Benjamin Ainsworth are not independent directors because of their respective positions as CEO and President.

Meetings and Committees of the Board of Directors

During the fiscal year ended June 30, 2012, our Board of Directors held seven meetings and our audit committee held four meetings. Mr. Harvey and Mr. Ainsworth attended all of the meetings of Board of Directors and Mr. Harvey and Mr. Yates attended all of the meeting of the audit committee. Mr. Wilson was absent for two Board of Directors meetings and three audit committee meetings, and Mr. Yates was absent for two audit committee meetings. All directors are expected to attend the Annual Meeting and their attendance is recorded in the minutes.

Audit Committee

Our audit committee currently consists of Anthony Harvey, Chief Executive Officer of the Company, James Yates and Bryan Wilson, two of which are independent. Following the Annual Meeting, Benjamin Ainsworth, President of the Company, will replace Mr. Harvey on the audit committee. We believe that the audit committee members are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Our board of directors has determined that it does not have an audit committee member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances.

Audit Committee Charter

The audit committee charter is set out in Appendix “B” of this Proxy Statement.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Issuer. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Issuer. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Stockholder Nomination of Directors

Stockholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Secretary. A stockholder’s nomination must contain:

-	A statement that the writer is a stockholder and is proposing a candidate for consideration by the board of directors;

-	The name of and contact information for the candidate;

-	A statement of the candidate’s business and educational experience;

-	Information regarding each of the factors listed above, sufficient to enable the board of directors to evaluate the candidate;

-	A statement detailing any relationship or understanding between the proposing stockholder and the candidate;

-	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

-

A statement of the number of shares of the Company’s common stock that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

Stockholder Communication with the Board of Directors

Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Benjamin Ainsworth, Secretary, Canyon Copper Corp., Suite 408, 1199 West Pender Street, Vancouver BC V6E 2R1 and identify themselves as a stockholder. The Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Benjamin Ainsworth, the following persons are executive officers of the Company:

Anthony Harvey (Chief Executive Officer): On May 30, 2006, Mr. Anthony Harvey was appointed as our Chief Executive Officer and as a member of our Board of Directors. Mr. Anthony Harvey has over 40 years of consulting experience on numerous mining projects internationally with capital costs ranging up to and exceeding $400 million. Mr. Harvey has spent 30 years working with Wright Engineers Ltd. – Fluor Daniels in various management positions, including Senior Project Manager, involved in the design and construction of 14 mines worldwide on behalf of major mining corporations.

Mr. Harvey is presently the founder and board member of ARH Management Limited, which has provided management and consulting services to the resource industry. Mr. Harvey is also currently chairman and a director of ESO Uranium Corp. (ESO-TSX.V), a uranium exploration company with properties located in Saskatchewan and Northeastern Ontario.

Also, Mr. Harvey was a director of Terra Energy Inc. (TTR-TSX.V) from August 2002 to May 2007, a petroleum and natural gas company based in Calgary, Alberta. Mr. Harvey was a former founder, president and chairman of Azco Mining Inc. (AZCO-TSX/AMEX) from 1988 to 2000, former founder, chairman and director of Oremex Resources Inc. (ORM-TSX.V), and former chairman and director of Lakeshore Gold Corp. (LSG-TSX).

Kurt Bordian (Chief Financial Officer and Treasurer): Mr. Kurt Bordian was appointed as our Chief Financial Officer on January 6, 2006 and as our Treasurer on November 7, 2007. Mr. Bordian is responsible for our financial management functions. He has worked primarily in the mineral exploration and oil and gas industries over the past 12 years.

Mr. Bordian currently serves as a director or officer on a number mineral exploration and development companies, including: Chief Financial Officer of ESO Uranium Corp. (ESO-TSX.V) since November 2006; director of Thor Explorations Ltd. (THX-TSX.V); director of Calypso Uranium Corp. (CLP-TSX.V) since April 2006 and former Chief Financial Officer from February 2006 to March 2007; and director of Palo Duro Energy Inc. (PDE-TSX.V) since August, 2006 and former Chief Financial Officer from August, 2006 to September, 2006.

Previously, Mr. Bordian has served as a director or officer on the following public companies: director of Legal Access Technologies Inc. from November 2004 to January 2006 and Chief Financial Officer from November 2004 to April 2005; Chief Financial Officer of Mexoro Minerals Ltd. from February 2007 to June 2007; director of Bordeaux Energy Inc. (BDO-TSX.V) from July 2006 to June 2007 and Chief Financial Officer from July 2006 to September 2006; Chief Financial Officer, Secretary and director of Black Tusk Minerals Inc. (BKTK-OTCBB) from August 2005 to September 2008; Chief Financial Officer of Gold Point Energy Corp. (GPE-TSX.V); and President, CEO and director of Magnate Ventures Inc. (MGV.H-NEX) from May, 2007 to August 2009.

Mr. Bordian is a Certified General Accountant in Canada, and holds a Bachelor of Commerce (Honors) Degree from the University of Manitoba.

There are no family relationships between Mr. Bordian and any other director or executive officer. Mr. Bordian is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, as of our fiscal years ended June 30, 2012 and 2011:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Anthony Harvey, CEO(1)	2012 2011	59,744 60,497	- -	- -	- -	- -	- -	- -	59,744 60,497
Kurt Bordian, CFO and Treasurer(2)	2012 2011	91,210 74,173	- -	- -	- -	- -	- -	- -	91,210 74,173
Benjamin Ainsworth, Director, President and Secretary(3)	2012 2011	59,744 60,497	- -	- -	- -	- -	- -	- -	59,744 60,497

Notes:

(1)

Mr. Harvey is compensated for his services pursuant to a management consultant agreement dated December 1, 2007 among Canyon Copper, ARH Management Ltd. (“ARH”) and Mr. Harvey. Under the terms of the agreement, ARH is to be paid a consulting fee of CDN $5,000 per month.

(2)	Mr. Bordian, through his holding company, is compensated CDN $6,000 per month for his services as Chief Financial Officer and CDN $2,000 per month for various accounting and bookkeeping services.
(3)

Mr. Ainsworth is compensated for his services pursuant to a management consultant agreement dated December 1, 2007 among Canyon Copper, Ainsworth-Jenkins Holdings Inc. (“AJ Holdings”) and Mr. Ainsworth. Under the terms of the agreement, AJ Holdings is to be paid a consulting fee of CDN $5,000 per month.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, as of our fiscal year ended June 30, 2012:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Anthony Harvey Director, Chairman and CEO	948,000 131,667	- -	- -	$0.13 $0.95	Aug 20, 2014 Dec 2, 2012
Kurt Bordian CFO and Treasurer	395,000 131,667	- -	- -	$0.13 $0.95	Aug 20, 2014 Dec 2, 2012
Benjamin Ainsworth Director, President and Secretary	474,000 131,667	- -	- -	$0.13 $0.95	Aug 20, 2014 Dec 2, 2012

Director Compensation

The following table sets forth the compensation paid to our directors for the fiscal year ended June 30, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Bryan Wilson	-	-	-	-	-	-	-
James E. Yates	-	-	-	-	-	-	-

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of such reports received by the Company, other than as described below, we believe that, during the year ended June 30, 2012, all Reporting Persons complied with all Section 16(a) filing requirements applicable to them.

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act:

Name and Principal Position	Number of Late Insider Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Anthony Harvey Director, Chairman and Chief Executive Officer	None	None	None
Benjamin Ainsworth Director, President And Secretary	None	None	None
Kurt Bordian Chief Financial Officer and Treasurer	None	None	None
Bryan Wilson Director	None	None	None
James E. Yates Director	Four	Four	None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, during the past two fiscal years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

(i)	Any of our directors or executive officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
(iv)	Any of our promoters; and
(v)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

Indebtedness

As at June 30, 2012, we were indebted to Mr. Harvey, our CEO, Chairman and a member of our Board of Directors, in the principal amount of $513,757 (CDN $522,322) (2011 - $446,229 (CDN $413,209)). The indebtedness owed to Mr. Harvey consists of the following:

(a)	unpaid consulting fees of $269,872 (CDN $275,000) (2011 - $222,983 (CDN $215,000)). This amount is non-interest bearing, unsecured and due on demand.

(b)

loan of $73,602 (CDN $75,000) (2011 - $77,784 (CDN $75,000)) bearing interest at a rate of 15% per annum and was due on May 22, 2012. On May 17, 2012, we entered into an amendment agreement amending the terms of the loan to extend the term to May 22, 2014. As at June 30, 2012, we accrued interest of $17,725 (CDN $18,062) in respect of this loan.

(c)

loan of $50,000 (2011 - $50,000), bearing interest at a rate of 15% per annum and was due on April 1, 2012. On May 17, 2012, we entered into an amendment agreement amending the terms of the loan to extend the term to April 1, 2014. As at June 30, 2012, we accrued interest of $12,986 in respect of this loan.

(d)

loan of $73,602 (CDN $75,000) (2011 - $77,784 (CDN $75,000)) bearing interest at a rate of 15% per annum and was due on July 1, 2012. On May 17, 2012, we entered into an amendment agreement amending the terms of the loan to extend the term to July 1, 2014. As at June 30, 2011, we accrued interest of $15,970 (CDN $16,274) in respect of this loan.

As at June 30, 2012, we were indebted to Mr. Ainsworth, our President, Secretary and a member of Board of Directors, in the amount of $269,872 (CDN $275,000) (2011 - $222,983 (CDN $215,000)) for unpaid consulting fees. This amount is non-interest bearing, unsecured and due on demand.

Moonlight Property

On November 25, 2011, we entered into the Assignment Agreement with Metamin Enterprises Inc. (the “Assignor”), a company controlled by Benjamin Ainsworth, our President, Secretary and director, and Metamin Enterprises USA Inc. (the “Subsidiary”), a wholly owned subsidiary of the Assignor, whereby: (i) the Assignor assigned all of its right, title and interest in and to an option agreement dated September 20, 2010, as amended on February 18, 2011 and October 31, 2011, (the “Option Agreement”) between the Assignor and Lester Storey (the “Optionor”) in respect of a mineral property located in Plumas County, California (the “Moonlight Property”); and (ii) the Subsidiary transferred to us certain mineral claims held by the Subsidiary that form part of the Moonlight Property.

In consideration of the assignment, we agreed to:

(a)	pay to the Assignor the following cash payments:

	(i)	$15,000 on January 16, 2012, the date of approval from the TSX Venture Exchange (the “Exchange Approval Date”) (which amount has been paid);
	(ii)	$25,000 on or before February 18, 2012 (which amount has been paid);
	(iii)	$25,000 on or before February 18, 2013;
	(iv)	an annual advanced royalty, deductible from any future royalty payments, of $15,000 commencing on February 18, 2014 and payable every year thereafter; and

(b)	issue to the Assignor the following shares of our common stock (“Shares”):

	(i)	75,000 Shares on the Exchange Approval Date (which shares have been issued);
	(ii)	75,000 Shares on or before February 18, 2012 (which shares have been issued);
	(iii)	150,000 Shares on or before February 18, 2013; and
	(iv)	200,000 Shares on or before February 18, 2014.

We also reimbursed the Assignor approximately $90,000 for annual maintenance and exploration expenses previously incurred on the Moonlight Property by the Assignor. The Assignor will retain a 1% net smelter return on metals extracted from the Moonlight Property, which can be repurchased by us for $1,000,000, and a gross overriding royalty of 2.5% on receipts from the sale of industrial minerals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 5, 2012 by: (i) each of our directors and nominees, (ii) each of our named executive officers, and (iii) officers and directors as a group. Other than as described below, no person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock(1)
Directors and Officers
Common Stock	Anthony Harvey Director, Chairman and Chief Executive Officer	3,915,098 shares Direct and Indirect(2)	5.6%
Common Stock	Benjamin Ainsworth Director, President and Secretary	1,309,084 shares Direct and Indirect(3)	1.9%
Common Stock	Kurt Bordian Chief Financial Officer and Treasurer	847,934 shares Direct(4)	1.2%
Common Stock	Bryan Wilson Director	368,667 shares Direct(5)	*
Common Stock	James Yates Director	1,341,067 shares Direct and Indirect(6)	1.9%
Common Stock	All Officers and Directors as a Group (5 persons)	7,781,850 shares	11.2%
5% Stockholders
Common Stock	Anthony Harvey Suite 408, 1199 West Pender Street Vancouver, BC V6E 2R1	3,915,098 shares Direct and Indirect(2)	5.6%
Common Stock	Cornucopia Holdings Limited Herrengasse 2 PO Box 562 Vaduz, Liechtenstein FL 9490	4,187,000 shares Direct	6.1%
Common Stock	Knightwall Invest Inc. 3076 Sir Francis Drakes Highway Road Town, Tortola BVI	4,937,500 shares Direct	7.2%
Common Stock	Centrum Bank AG Kirchstrasse 3 9490 Vaduz Principality of Liechtenstein	12,744,967 shares Direct	18.6%

Notes:

*	Less than 1%.
(1)

Applicable percentage of ownership is based on 68,696,934 shares of common stock outstanding as of October 5, 2012 together with securities exercisable or convertible into shares of Common Stock within 60 days of October 5, 2012 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of October 5, 2012 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

The number of shares listed as beneficially owned by Mr. Harvey consists of: (i) 1,507,584 shares of common stock owned directly by Mr. Harvey; (ii) 857,142 shares held by ARH Management Ltd., a company controlled by Mr. Harvey; (iii) 42,134 shares of common stock held by Mr. Harvey’s spouse; (iv) the option to purchase 131,667 shares of common stock at a price of $0.95 per share until December 2, 2012; (v) the option to purchase 948,000 shares of common stock at a price of $0.13 per share until August 20, 2014; and (vi) warrants to purchase 428,571 shares of common stock at a price of CDN $0.50 per share until January 8, 2013 by ARH Management Ltd.

(3)

The number of shares listed as beneficially owned by Mr. Ainsworth consists of: (i) 537,917 shares of common stock owned directly by Mr. Ainsworth; (ii) 150,000 shares held by Metamin Enterprises Inc., a company controlled by Mr. Ainsworth; (iii) the option to purchase 131,667 shares of common stock at a price of $0.95 per share until December 2, 2012; and (iv) the option to purchase 474,000 shares of common stock at a price of $0.13 per share until August 20, 2014.

(4)

The number of shares listed as beneficially owned by Mr. Bordian consists of: (i) 321,267 shares of common stock owned directly by Mr. Bordian; (ii) the option to purchase 131,667 shares of common stock at $0.95 per share until December 2, 2012 and (iii) the option to purchase 395,000 shares of common stock at $0.13 per share until August 20, 2014.

(5)

The number of shares listed as beneficially owned by Mr. Wilson consists of: (i) 79,000 shares of common stock held directly by Mr. Wilson; (ii) the option to purchase 52,667 shares of common stock at a price of $0.95 per share until December 2, 2012; and (iii) the option to purchase 237,000 shares of common stock at a price of $0.13 per share until August 20, 2014.

(6)

The number of shares listed as beneficially owned by Mr. Yates consists of: (i) 484,067 shares of common stock owned directly by Mr. Yates; (ii) 466,000 shares of common stock held by Mr. Yates’ spouse; (iii) warrants to purchase 76,000 shares of common stock at a price of CDN $0.50 per share until November 10, 2012; and (iv) the option to purchase 316,000 shares of common stock at a price of $0.13 per share until August 20, 2014.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Canyon Copper Corp., Suite 408, 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1, Attention: Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
CANYON COPPER CORP.

Date: October 9, 2012
/s/ Benjamin Ainsworth

Benjamin Ainsworth
President, Secretary and Director

APPENDIX “A”

AMENDED AND RESTATED 2009 STOCK OPTION PLAN

(See Attached)

B-A

CANYON COPPER CORP.

AMENDED AND RESTATED 2009 STOCK OPTION PLAN

Established August 21, 2009

ARTICLE 1.
THE PLAN

1.1        Title

This plan is titled the "Amended and Restated 2009 Stock Option Plan" (the "Plan") of Canyon Copper Corp., a Nevada corporation (the "Company").

1.2        Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2.
DEFINITIONS

2.1        Definitions

The following terms will have the following meanings in the Plan:

"Award" means any Option granted under this Plan.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

“Consultant” means an individual who:

(a)

is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company other than services in relation to the distribution of the Company’s securities, and does not directly or indirectly promote or maintain a market for the Company’s securities or otherwise engage in Investor Relations Activities for the Company;

(b)	provides the services under a written contract between the Consultant or Consultant Company and the Company or subsidiary;

(c)	in the Board’s reasonable opinion, spends or will spend a significant amount of time and attention on the business and affairs of the Company or subsidiary of the Company; and

(d)	has a relationship with the Company or subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company or subsidiary.

"Corporate Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either:

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

"Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

"Discounted Market Price" has the meaning set forth in the policies of the Exchange.

"Employment Termination Date" means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

"Exchange" means the TSX Venture Exchange.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means:

(a)	if the Shares are listed on the Exchange, the Market Price;

(b)

if the Shares are not listed on the Exchange, but the Shares are listed on another established stock exchange or exchanges, the lesser of (i) the closing price per share on the date immediately preceding the Grant Date; or (ii) the average of the closing price per share during the ten (10) trading days immediately preceding the Grant Date, in each case as quoted on the principal exchange on which the Shares trade;

(c)

if the Shares are not listed on an established stock exchange, but is quoted on the OTC Bulletin Board service, Pink Sheets or other market, the lesser of the (i) the closing price per share on the date immediately preceding the Grant Date, or (ii) the average of the closing bid and ask prices per share for the Shares, during the ten (10) trading days immediately preceding the Grant Date, in each case as quoted on the principal market on which the Shares trade; and

(d)	if there is no such reported market for the Shares for the date in question, then an amount determined in good faith by the Plan Administrator.

For the purposes of this definition “principal exchange” and “principal market” shall mean the exchange or market with the highest total volume of Shares traded during the ten (10) trading days immediately preceding the Grant Date.

"Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

"Insider" means: (i) director or officer; (ii) a director or officer of a subsidiary of the Company; or (iii) a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding Shares of the Company.

"Investor Relations Activities" has the meaning set forth in the policies of the Exchange.

"Market Price" has the meaning set forth in the policies of the Exchange.

"Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means the right to purchase Shares granted under Article 7.

"Option Expiration Date" has the meaning set forth in Article 7.6.

"Option Term" has the meaning set forth in Article 7.4.

"Participant" means the person to whom an Award is granted and who meets the eligibility requirements imposed by Article 5, including Consultants.

"Plan Administrator" has the meaning set forth in Article 3.1.

"Related Company" means any entity that is a part or subsidiary of the Company.

"Related Party Transaction" means: (a) a merger or consolidation of the Company in which the holders of Shares immediately prior to the merger hold at least a majority of the Shares in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means the shares of common stock, par value $0.00001 per share, of the Company.

"Successor Corporation" has the meaning set forth in Article 11.3(a) .

"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.5.

ARTICLE 3.
ADMINISTRATION

3.1        Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Shares is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2        Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of Shares subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

4.1        Authorized Number of Shares

Subject to adjustment from time to time as provided in this Article 11.1, the maximum aggregate number of Shares available for issuance under the Plan shall be 10% of the outstanding Shares at the time of granting the Options.

4.2        Reuse of Shares

Any Shares that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 11.1; and provided, further, that for purposes of Article 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE 5.
ELIGIBILITY

5.1        Plan Eligibility

An Award may be granted to any officer, director or employee of the Company or a Related Company, or a consultant, agent, advisor or independent contractor that meets the definition of Consultant as defined in Article 2.1 of this Plan that the Plan Administrator from time to time selects.

5.2        Additional Limitations on Number of Options

In any twelve month period:

(a)	No more than 5% of the issued and outstanding Shares may be reserved for issuance pursuant to the exercise of Options granted to any one individual;

(b)	No more than 2% of the issued and outstanding Shares may be reserved for issuance pursuant to the exercise of Options granted to any one Consultant;

(c)	No more than 2% of the issued and outstanding Shares may be reserved for issuance pursuant to the exercise of Options granted to all employees engaged in providing Investor Relations Activities.

ARTICLE 6.
AWARDS

6.1        Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2        Settlement of Awards

The Company may settle Awards through the delivery of Shares, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7.
AWARDS OF OPTIONS

7.1        Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options to Participants as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

7.2        Representations to Employees, Consultants and Management Company Employees

Every instrument evidencing an Option granted to a Participant who is an employee, Consultant or Management Company Employee (as defined in the policies of the Exchange), shall contain a representation by the Company that the Participant is a bona fide employee, Consultant or Management Company Employee.

7.3        Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)

the exercise price for Options granted to Participants other than Consultants shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than the Discounted Market Price with respect to Non-Qualified Stock Options; and

(b)	the exercise price for Options granted to Consultants shall not be less than the Discounted Market Price.

7.4        Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be ten (10) years from the Grant Date or such shorter period as may be established for that Option by the Plan Administrator.

7.5        Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.6. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.6        Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by the delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be delivered in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator for that purchase.

7.7        Post-Termination Exercises

The Plan Administrator shall establish and set forth, in each instrument that evidences an Option, whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.7, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of:

(i)

if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for Cause, Disability or death, the day which is thirty (30) days after such Employment Termination Date;

	(ii)	if the Participant's Employment Termination Date occurs by reason of Disability or death, the day which is six (6) months after such Employment Termination Date; and

	(iii)	the last day of the Option Term (the "Option Expiration Date").

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (A) the Option Expiration Date, and (B) the day which is six (6) months after the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

Unless the Plan Administrator determines otherwise, upon a termination of the Participant’s status as an employee, officer, director or Consultant of the Company or any Related Company (the “Original Position”), other than a termination for Cause, death or Disability, the Participant shall be deemed not to have ceased to be employed by or to have ceased providing services to the Company or any Related Company, provided that the Participant acts as an employee, officer, director or Consultant of the Company or a Related Company eligible to receive an Award under the provisions of Article 5, in another capacity, immediately upon the termination of the Original Position.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.7.

ARTICLE 8.
INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1        Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2        Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3        Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Shares on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4        Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three (3) months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one (1) year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than ninety (90) days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5        Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date and one (1) year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6        Code Definitions

For the purposes of this Article 8, "parent corporation," "subsidiary corporation" and "disability" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9.
WITHHOLDING

9.1        General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

9.2        Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any Shares that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any Shares that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10.
ASSIGNABILITY

10.1      Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 11.
ADJUSTMENTS

11.1      Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in: (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of Shares of the Company, then the Plan Administrator shall make proportional adjustments in: (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Article 4.3, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2      Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3      Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation").

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Shares subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Shares for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely Shares of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Shares subject thereto, to be solely Shares of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Shares in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4      Further Adjustment of Awards

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5      Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6      Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12.
AMENDMENT AND TERMINATION

12.1      Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code, any applicable law or regulation, or the policies of the Exchange:

(a)

stockholder approval shall be required for any amendment that would: (i) increase the total number of shares available for issuance under the Plan, (ii) modify the class of employees eligible to receive Options, or (iii) otherwise require stockholder approval under any applicable law or regulation.

(b)

disinterested stockholder approval shall be required for any amendment to the Plan or any Option in respect of Options granted to Insiders involving a reduction of the exercise price, including a reduction effected by cancelling an existing Option followed by a grant of new Options exercisable at a lower price within the subsequent one year period.

Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

Any amendment to this Plan or Options shall not be effective until such amendments have been accepted for filing by the Exchange.

12.2      Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3      Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 11 shall not be subject to these restrictions.

ARTICLE 13.
GENERAL

13.1      Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2      No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3      Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4      No Rights as a Stockholder

No Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

13.5      Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

13.6      Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7      No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8      Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

13.9      Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14.
EFFECTIVE DATE

14.1      Effective Date of Plan

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.

APPENDIX “B”

AUDIT COMMITTEE CHARTER

(See Attached)

B

AUDIT COMMITTEE CHARTER

I.        MANDATE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Canyon Copper Corp (the “Company”) shall assist the Board in fulfilling its financial oversight responsibilities. The Committee’s primary duties and responsibilities under this mandate are to serve as an independent and objective party to monitor:

1.	The quality and integrity of the Company’s financial statements and other financial information;

2.	The compliance of such statements and information with legal and regulatory requirements;

3.	The qualifications and independence of the Company’s independent external auditor (the “Auditor”); and

4.	The performance of the Company’s internal accounting procedures and Auditor.

II.       STRUCTURE AND OPERATIONS

A.        Composition

The Committee shall be comprised of three or more members.

B.        Qualifications

Each member of the Committee must be a member of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

C.        Appointment and Removal

In accordance with the Articles of Association of the Company, the members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

D.        Chair

Unless the Board shall select a Chair, the members of the Committee shall designate a Chair by the majority vote of all of the members of the Committee. The Chair shall call, set the agendas for and chair all meetings of the Committee.

E.        Meetings

The Committee shall meet as frequently as circumstances dictate. The Auditor shall be given reasonable notice of, and be entitled to attend and speak at, each meeting of the Committee concerning the Company’s annual financial statements and, if the Committee feels it is necessary or appropriate, at every other meeting. On request by the Auditor, the Chair shall call a meeting of the Committee to consider any matter that the Auditor believes should be brought to the attention of the Committee, the Board or the shareholders of the Company.

At each meeting, a quorum shall consist of a majority of members that are not officers or employees of the Company or of an affiliate of the Company.

As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the Auditor to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the Auditor and management annually to review the Company’s financial statements in a manner consistent with Section III of this Charter.

The Committee may invite to its meetings any director, any manager of the Company, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

III.       DUTIES

A.        Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to the Company’s internal accounting staff, managers, other staff and Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of, but shall remain subject to, the Board.

B.        Powers and Responsibilities

The Committee will have the following responsibilities and, in order to perform and discharge these responsibilities, will be vested with the powers and authorities set forth below, namely, the Committee shall:

Independence of Auditor

1)

Review and discuss with the Auditor any disclosed relationships or services that may impact the objectivity and independence of the Auditor and, if necessary, obtain a formal written statement from the Auditor setting forth all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard 1.

2)	Take, or recommend that the Board take, appropriate action to oversee the independence of the Auditor.

3)	Require the Auditor to report directly to the Committee.

4)	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the Auditor and former independent external auditor of the Company.

Performance & Completion by Auditor of its Work

1.

Be directly responsible for the oversight of the work by the Auditor (including resolution of disagreements between management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2.	Review annually the performance of the Auditor and recommend the appointment by the Board of a new, or re-election by the Company’s shareholders of the existing, Auditor.

3.	Pre-approve all non-audit services, including the fees and terms thereof, to be performed for the Company by the Auditor.

Internal Financial Controls & Operations of the Company

1.	Establish procedures for:

	(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

	(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Preparation of Financial Statements

1.

Discuss with management and the Auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

2.

Discuss with management and the Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

3.	Discuss with management and the Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

4.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

5.	Discuss with the Auditor the matters required to be discussed relating to the conduct of any audit, in particular:

	5)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the Auditor, internal auditor or management.

	6)	The management inquiry letter provided by the Auditor and the Company’s response to that letter.

7)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Public Disclosure by the Company

1.

Review the Company’s annual and quarterly financial statements, management discussion and analysis (MD&A) and earnings press releases before the Board approves and the Company publicly discloses this information.

2.

Review the Company’s financial reporting procedures and internal controls to be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

3.

Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process of the Company’s financial statements about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Manner of Carrying Out its Mandate

1.

Consult, to the extent it deems necessary or appropriate, with the Auditor, but without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

2.	Request any officer or employee of the Company or the Company’s outside counsel or Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

3.	Meet, to the extent it deems necessary or appropriate, with management, any internal auditor and the Auditor in separate executive sessions.

4.	Have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee advisors.

5.	Make regular reports to the Board.

6.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

7.	Annually review the Committee’s own performance.

8.	Provide an open avenue of communication among the Auditor, the Company’s financial and senior management and the Board.

9.	Not delegate these responsibilities.

C.        Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditor.

PROXY

ANNUAL MEETING OF THE STOCKHOLDERS OF CANYON COPPER CORP. (the "Company")	Resolutions (For full detail of each item, please see the enclosed Notice of Annual Meeting and Proxy Statement)

TO BE HELD AT:			For	Withhold

SUITE 408, 1199 WEST PENDER STREET, VANCOUVER, BC, CANADA V6E 2R1 ON NOVEMBER 5, 2012 AT 10:00 AM (PACIFIC TIME)	1.	Election of Director Nominee: Benjamin Ainsworth	________	________

	2.	Election of Director Nominee: Bryan Wilson	________	________

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints Benjamin Ainsworth, President, Secretary and a director of the Company, or failing this person, Kurt Bordian, Chief Financial Officer and Treasurer of the Company, or in place of the foregoing, _____________________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

	3.	Election of Director Nominee: James Yates	________	________

			For	Against	Abstain
	4.	Approval of Saturna Group Chartered Accountants LLP as the Company’s Independent Registered Public Accounting Firm	________	________	________

	5.	Ratify, Confirm and Approve the Amended and Restated 2009 Stock Option Plan	________	________	________
The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Annual Meeting.

SIGN HERE: ____________________________

Please Print Name: ____________________________

Date: ____________________________

Number of Shares
Represented by Proxy: ____________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of the Stockholders to Be Held on November 5, 2012. This Proxy Statement and the Annual Report to the stockholders is available at www.canyoncc. com

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person . To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual Meeting, this proxy form must be received at the office of the Company, by mail, fax or email no later than November 3, 2012 at 2:00 p.m. (Pacific Standard Time), or adjournment thereof or may be accepted by the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting. The mailing address and fax number is:

Canyon Copper Corp. Suite 408, 1199 West Pender Street Vancouver, British Columbia, Canada V6E 2R1 Fax No. (604) 684-9365 Email: info@canyoncc.com